UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 East Wacker Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:

(312) 565-5700

Former name or former address, if changed since last report:

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Under the terms of our Consent Cease and Desist Order dated October 10, 2007 ("Order") with our regulator, the Federal Housing Finance Board ("Finance Board"), any capital stock repurchases and redemptions, including redemptions upon membership withdrawal or other membership termination, require prior approval of the Director of the Office of Supervision of the Finance Board ("OS Director"). On April 24, 2008, we received a letter from the OS Director notifying us that our pending requests to redeem capital stock totaling $8,135,361 in connection with seven membership withdrawals or other membership terminations were denied.

On February 6, 2008, we submitted a capital plan and implementation strategies to the Finance Board to provide for the conversion of our capital stock, as required by the Gramm-Leach-Bliley Act of 1999 ("GLB Act") and the Order. We received comments on our submission on April 18, 2008, and have been in the process of responding to those comments to obtain approval of the plan and implementation strategies from the Finance Board. We plan to submit a revised capital plan to the Finance Board today and hope to implement this plan in the third quarter of 2008. Once approved by the Finance Board, we will announce the material terms of the capital plan and release the full text of the final plan.

We cannot predict when the Finance Board will approve our capital plan, permit us to resume capital stock repurchases or redemptions, or how an approved capital plan may impact members which have submitted withdrawal notices, or former members that continue to hold capital stock. For a description of our capital requirements under the GLB Act, see "GLB Act Requirements" on page 50 of our 2007 Annual Report on Form 10-K. For a discussion of potential changes to our members' rights under a new capital plan, see page 23 of the "Risk Factors" section of our 2007 Annual Report on Form 10-K.

The information being furnished pursuant to Item 8.01 on this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terminology, such as "preliminary," "anticipates," "believes," "expects," "could," "plans," "estimates," "may," "should," "will," or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to the other risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's Web site at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Current Report.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: April 25, 2008	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary